Exhibit 99.1

CVR Energy Announces Pricing of $1.0 Billion Private Placement of 5.250% Senior Notes due 2025 and 5.750% Senior Notes due 2028

SUGAR LAND, Texas (Jan 10, 2020) – CVR Energy, Inc. (NYSE: CVI) (the “Company” or “CVR Energy”) announced today the pricing of its private placement (the “Offering”) under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), of $1.0 billion in aggregate principal amount of senior unsecured notes, consisting of $600 million in aggregate principal amount of 5.250% senior unsecured notes due 2025 (the “2025 Notes”) and $400 million in aggregate principal amount of 5.750% senior unsecured notes due 2028 (the “2028 Notes”). The 2025 Notes mature on February 15, 2025 and will be issued at par. The 2028 Notes mature on February 15, 2028 and will be issued at par. The Offering is expected to close on January 27, 2020, subject to customary closing conditions.

The Company intends to use the net proceeds from the Offering to fund the previously announced redemption of all the outstanding 6.500% Second Lien Senior Secured Notes due 2022 issued by CVR Refining, LLC and Coffeyville Finance Inc., each indirect wholly owned subsidiaries of the Company. The remaining net proceeds will be used for general corporate purposes, which may include funding (i) acquisitions, (ii) capital projects and/or (iii) share repurchases or other distributions to its stockholders.

The securities to be sold have not been registered under the Securities Act, or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company plans to offer and sell the securities only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S under the Securities Act.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities or any other securities, nor shall there be any sale of these securities or any other securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful.

About CVR Energy, Inc.

Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and marketing business through its interest in CVR Refining and the nitrogen fertilizer manufacturing business through its interest in CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 34 percent of the common units of CVR Partners.

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the Offering and the use of proceeds therefrom and the conditional redemption of the 2022 Notes. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

For further information, please contact:

Investor Contact:
Richard Roberts
CVR Energy, Inc.
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com